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                                                                   Exhibit 10.14

                         WAIVER AND AMENDMENT AGREEMENT

      This Waiver and Amendment Agreement (the "Waiver") is dated as of July 15,1998 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation ("United Refining"), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania Corporation ("United Refining PA"), KIANTONE PIPELINE CORPORATION, a New York Corporation ("Kiantone, and hereinafter together with United Refining and United Refining PA sometimes collectively referred to as the "Borrowers" and individually as a "Borrower") the BANKS under the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent").


                                    RECITALS:

      WHEREAS, Borrowers, the Banks, and the Agent are parties to that certain Credit Agreement dated as of June 9, 1997 (as previously amended, restated, supplemented or modified, the "Credit Agreement"); and

      WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement; and


      WHEREAS, Borrowers have not complied with the covenant contained in
Section 7.2.16 (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement (the "Section 7.2.16 Violation") during some or all of the period of the fiscal quarter ended May 31,1998 as more fully disclosed in the Compliance Certificate which Borrowers have delivered to the Banks for such fiscal quarter (the "Delivered Compliance Certificate); and


      WHEREAS, the Borrowers have requested that the Banks waive the Section
72.16 Violation for the fiscal quarter ended May 31,1998 and amend Section 7.2.16, as more fully provided herein.


      NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows;


      1. Warranty. The Borrowers represent and warrant to the Banks that the Delivered Compliance Certificate correctly discloses Borrowers' Fixed Charge Coverage Ratio as of the date and periods set forth in such Delivered Compliance Certificate and that except for the Section 7.2.16 Violation, the Borrowers were in full compliance with the Credit Agreement during the fiscal quarter ended May 31, 1998.

      2. Waiver and Amendment With Respect To Section 7.2.16 Violation.


                  (i) Waiver Under Section 7.2.16. The Banks hereby waive the violation of Section 7.2.16 for the fiscal quarter ended May 31, 1998 subject to Borrowers' warranty in paragraph and the acknowledgments and agreements by the Borrowers in paragraph 3 hereof.



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                  (ii) The parties hereto hereby amend and restate Section
7.2.16 (Minimum Fixed Charge Coverage Ratio) to read as follows:

                       "The Loan Parties shall not permit the Fixed Charge Coverage Ratio calculated as of the end of each fiscal quarter set forth below (each a "Measurement Date") for the period set forth below (each a "Measurement Period") to be less than the ratio set forth below:

          Measurement Date                   Measurement Period                 Minimum Ratio
          ----------------                   ------------------                 -------------

          August 31, 1997                    Quarter then ended                   1.1  to 1.0
          November 30, 1997                  2 Quarters then ended                1.1  to 1.0
          February 28, 1998                  3 Quarters then ended                1.1  to 1.0
          May 31, 1998                       4 Quarters then ended                1.25 to 1.0
          August 31, 1998                    Quarter then ended                   1.0  to 1.0
          November 30, 1998                  2 Quarters then ended                1.0  to 1.0
          February 28, 1999                  3 Quarters then ended                1.0  to 1.0
          May 31, 1999 and                   4 Quarters then ended                1.25 to 1.0
           each fiscal quarter
            thereafter

      3. Full Force and Effect

      All provisions of the Credit Agreement remain in full force and effect on and after the date hereof. The Banks do not amend or waive any provisions of the Credit Agreement except as expressly amended or waived hereby. Without limiting the foregoing, the Banks retain all rights given to the Banks under the Credit Agreement and under applicable law in connection with any failure by the Borrower to comply with the Credit Agreement as amended hereby. The foregoing rights expressly include, without limitation, any rights given to the Banks under Section 8.2 if a Potential Default or an Event of Default arises as a result of any such failure to comply.

      4. Counterparts: Effective Date.

      This Waiver may be signed in counterparts. This Waiver shall become effective when it has been executed by the Borrowers and the Banks.




                         [SIGNATURES BEGIN ON NEXT PAGE]

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[SIGNATURE PAGE 1 OF I TO WAIVER AND AMENDMENT AGREEMENT]


  The undersigned have executed this Waiver as of the date first above written.

                            UNITED REFINING COMPANY, a
                            Pennsylvania corporation


                            By: /s/  James E. Murphy
                                -----------------------------------------------
                            Title: V.P. - Finance and Chief Financial Officer


                            UNITED REFINING COMPANY OF PENNSYLVANIA, a
                              Pennsylvania corporation


                            By: /s/ James E. Murphy
                               -----------------------------------------------
                            Title: V.P. - Finance and Chief Financial Officer


                            KIANTONE PIPELINE CORPORATION,
                            a New York corporation


                            By: /s/ James E. Murphy
                               -----------------------------------------------
                            Title: V.P. - Finance and Chief Financial Officer


                            THE SUMITOMO BANK, LIMITED


                            By: /s/ Brian M. Smith
                               -----------------------------------------------
                            Title: Senior Vice President


                            By:
                               -----------------------------------------------
                            Title: General Manager


                            PNC BANK, NATIONAL ASSOCIATION,
                            individually and as Agent


                                   By: /s/ Richard C. Munsick
                                      -----------------------------------------
                                       Title: Vice President



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